Filed Pursuant to Rule 497(e)
Registration No. 33-06790
THE GAMCO WESTWOOD FUNDS
(the “Trust”)
GAMCO Westwood Mighty Mites(SM) Fund
GAMCO Westwood SmallCap Equity Fund
GAMCO Westwood Income Fund
GAMCO Westwood Equity Fund
GAMCO Westwood Balanced Fund
GAMCO Westwood Intermediate Bond Fund
(the “Funds”)
Supplement dated June 30, 2011
to the Trust’s Class AAA Prospectus dated January 31, 2011
Effective July 1, 2011, Elizabeth M. Lilly, CFA will join Teton Advisors, Inc. and will become a Portfolio Manager of the GAMCO Westwood Mighty Mites(SM) Fund. In November 2002, Ms. Lilly joined GAMCO Investors, Inc. as a Senior Vice President and Portfolio Manager of Gabelli Funds, LLC and GAMCO Asset Management Inc. Ms. Lilly began her career with Goldman, Sachs in 1985 and worked for Fund American and St. Paul Companies. She holds a BA in Economics from Hobart/William Smith College.
Effective August 1, 2011, G.distributors, LLC, One Corporate Center, Rye, New York 10580-1422, will serve as the distributor of the Funds, replacing Gabelli & Company, Inc. Effective August 1, 2011, all references in the Prospectus to Gabelli & Company, Inc. will be changed to G.distributors, LLC. G.distributors, LLC and Gabelli & Company, Inc. are subsidiaries of GAMCO Investors, Inc. The phone numbers and addresses in the Prospectus for contacting the Funds have not changed.
The following paragraph has been inserted under the paragraph entitled “Telephone or Internet Investment Plan.” found in the “Purchase of Shares Section” on page 40 of the Trust’s AAA Prospectus:
Voluntary Conversion. Shareholders who currently hold Class AAA Shares and are eligible to purchase Class I Shares may convert existing Class AAA Shares to Class I Shares of the same fund through their dealer if their dealer has a specific agreement with the Distributor. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, this voluntary conversion of Class AAA Shares to Class I Shares is not treated as a taxable event.